EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby appoint and constitute Reginald L. Babcock as his or her agent and attorney-in-fact to execute in his or her name, place and stead (whether on behalf of the undersigned individually or as a director of CTG Resources, Inc. or otherwise) the Annual Report on Form 10-K of CTG Resources, Inc. respecting its fiscal year ended September 30, 1999 and any and all amendments thereto and to file such Form 10-K and any such amendments thereto with the Securities and Exchange Commission. Said attorney shall have the power to act hereunder.

IN WITNESS WHEREOF, the undersigned have executed this instrument this 30th day of November, 1999.

S/ Bessye W. Bennett
(Bessye W. Bennett)
Director

(Herman J. Fonteyne)
Director

S/ Victor H. Frauenhofer
(Victor H. Frauenhofer)
Director

S/ Beverly L. Hamilton
(Beverly L. Hamilton)
Director

S/ Harvey S. Levenson
(Harvey S. Levenson)
Director

S/ Denis F. Mullane (Denis F. Mullane) Director S/ Richard J. Shima (Richard J. Shima) Director S/ Laurence A. Tanner (Laurence A. Tanner) Director S/ Michael W. Tomasso (Michael W. Tomasso) Director

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby appoint and constitute Reginald L. Babcock as his or her agent and attorney-in-fact to execute in his or her name, place and stead (whether on behalf of the undersigned individually or as a director of CTG Resources, Inc. or otherwise) the Annual Report on Form 10-K of CTG Resources, Inc. respecting its fiscal year ended September 30, 1999 and any and all amendments thereto and to file such Form 10-K and any such amendments thereto with the Securities and Exchange Commission. Said attorney shall have the power to act hereunder.

IN WITNESS WHEREOF, the undersigned have executed this instrument this 9th day of December, 1999.

(Bessye W. Bennett) Director S/ Herman J. Fonteyne (Herman J. Fonteyne) Director (Victor H. Frauenhofer) Director (Beverly L. Hamilton) Director (Harvey S. Levenson) Director	(Denis F. Mullane) Director (Richard J. Shima) Director (Laurence A. Tanner) Director (Michael W. Tomasso) Director